United States
                     Securities and Exchange Commission
                         Washington, D.C. 20549

                                 Form 8-K
                              Current Report
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 6, 2003

Selective Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

New Jersey                             0-8641                  22-2168890
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

40 Wantage Avenue, Branchville, New Jersey 07890
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (973) 948-3000

 N/A
(Former name or former address, if changed since last report.)


Item 7.      Exhibits

(c)  99.1  Press Release of Selective Insurance Group, Inc. dated May 6, 2003.

Item 9. Regulation FD Disclosure (Information required by Item 12 is being furnished under this Item 9 pursuant to SEC interim filing guidance provided in SEC Release No. 33-8216, dated March 27, 2003.)

The following information is being furnished under this Item 9 pursuant to SEC interim filing guidance provided in SEC Release No. 33-8216. dated March 27, 2003. The information in this 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 6, 2003, Selective Insurance Group, Inc. (the "Company") issued a press release announcing the Company's financial results for the quarter ended March 31, 2003. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.










                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SELECTIVE INSURANCE GROUP, INC.
                              (Registrant)

Date:  May 6, 2003            By: /s/ Michele N. Schumacher
                              Name:  Michele N. Schumacher, Esq.
                              Title: Vice President, Corporate Counsel &
                                     Corporate Governance Officer





EXHIBIT INDEX

Exhibit No.      Description

99.1          Press Release of Selective Insurance Group,
               Inc. dated May 6, 2003.